UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 1, 2025

EQV Ventures Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42729	98-1810179
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 Center Drive Park City, Utah	84098
(Address of principal executive offices)	(Zip Code)

(405) 870-3781

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-third of one redeemable warrant	EVACU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	EVAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	EVACW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 1, 2025, the Registration Statement on Form S-1 (File No. 333-287926) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of EQV Ventures Acquisition Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Commission”), and the Company subsequently filed, on July 1, 2025, a Registration Statement on Form S-1 (File No. 333-288469) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing. On July 3, 2025, the Company consummated the IPO of 46,000,000 units (the “Units”), which included 4,000,000 Units issued pursuant to the partial exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $460,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated July 1, 2025, among the Company and BTIG, LLC (“BTIG”), as representative of the underwriters named in Schedule A therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

●	a Private Placement Units Purchase Agreement, dated July 1, 2025, between the Company and EQV Ventures Sponsor II LLC (the “Sponsor”), pursuant to which the Sponsor purchased 400,000 units in a private placement (the “Sponsor Private Placement Units”), with each Sponsor Private Placement Unit comprised of one Class A Ordinary Share and one-third of one redeemable warrant, entitling the holder to purchase one Class A Ordinary Share at an exercise price of $11.50 per Class A Ordinary Share (the warrants included in the Sponsor Private Placement Units, the “Private Placement Warrants”);

●

a Private Placement Units Purchase Agreement, dated July 1, 2025, between the Company and BTIG, pursuant to which BTIG purchased 387,857 Units, which included 12,857 Units issued pursuant to the partial exercise by BTIG of its over-allotment option, in a private placement (the “Underwriter Private Placement Units”), with each Underwriter Private Placement Unit comprised of one Class A Ordinary Share and one-third of one redeemable warrant, entitling the holder to purchase one Class A Ordinary Share at an exercise price of $11.50 per Class A Ordinary Share (the warrants included in the Underwriter Private Placement Units, the “BTIG Warrants”, and together with the Public Warrants and the Private Placement Warrants, the “Warrants”);

●	a Warrant Agreement, dated July 1, 2025, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; provision for amendments to the agreement; and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated July 1, 2025, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Sponsor Private Placement Units and the Underwriter Private Placement Units, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Shareholder Rights Agreement, dated July 1, 2025, among the Company, the Sponsor, BTIG and certain equityholders of the Company, which provides for certain customary demand and piggy-back registration rights as further set forth therein, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Letter Agreement, dated July 1, 2025, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date of the IPO; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

●	an Administrative Services Agreement, dated July 1, 2025, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial support and administrative services, as may be required by the Company from time to time, for $40,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated (i) the private placement of 400,000 Sponsor Private Placement Units at a price of $10.00 per Sponsor Private Placement Unit, generating total proceeds of $4,000,000, and (ii) the private placement of 387,857 Underwriter Private Placement Units, which included 12,857 Units issued pursuant to the partial exercise by BTIG of its over-allotment option, at a price of $10.00 per Underwriter Private Placement Unit, generating total proceeds of $3,878,570. The Sponsor Private Placement Units and the Underwriter Private Placement Units which were purchased by the Sponsor and BTIG, respectively, are substantially similar to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. The issuances of the Sponsor Private Placement Units and the Underwriter Private Placement Units were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2025, Jerome C. Silvey, Jr., Bryan Summers, Andrew Blakeman and Marc Peperzak were appointed as members of the board of directors of the Company (the “Board”). The Board has determined that each of Bryan Summers, Andrew Blakeman and Marc Peperzak are “independent directors” as defined in the New York Stock Exchange listing standards and applicable Commission rules. The committees of the Board will be comprised of the following individuals: (i) each of Andrew Blakeman, Bryan Summers and Marc Peperzak will serve as members of the audit committee with Andrew Blakeman serving as chair, (ii) each of Jerome C. Silvey, Jr., Bryan Summers and Andrew Blakeman will serve as members of the nominating committee of the Board with Bryan Summers serving as chair and (iii) Bryan Summers will be the sole member of the compensation committee.

On July 1, 2025, the Company entered into indemnification agreements with each of its directors and executive officers that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnification agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnification agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Memorandum and Articles of Association.

On July 1, 2025 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On July 1, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 3, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement among the Company and BTIG

3.1	Amended and Restated Memorandum and Articles of Association

10.1	Private Placement Units Purchase Agreement between the Company and the Sponsor

10.2	Private Placement Units Purchase Agreement between the Company and the Underwriter

10.3	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.4	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company

10.5	Registration and Shareholder Rights Agreement among the Company, the Sponsor, BTIG and certain other equityholders named therein

10.6	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors

10.7	Administrative Services Agreement between the Company and the Sponsor

10.8	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-287926), filed on June 10, 2025)

99.1	Press Release, dated July 1, 2025.

99.2	Press Release, dated July 3, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2025	EQV VENTURES ACQUISITION CORP. II

	By:	/s/ Tyson Taylor
	Name:	Tyson Taylor
	Title:	President and Chief Financial Officer

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